UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On March 25, 2024, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce that on October 19, 2023, it filed a federal lawsuit in the United States District Court for the Southern District of New York, FingerMotion, Inc., v. Capybara Research et. al., Case No.1:23-cv-09212-JPC-KHP, against Defendant Capybara Research (“Capybara”), alleging claims for securities fraud, tortious interference with prospective business expectancy and defamation in connection with a defamatory article maliciously published to its website and X account in a premeditated attempt to decrease the Company’s share price and financially benefit from its previously disclosed short position.

On January 16, 2024, the Company amended its complaint to add claims against Accretive Capital LLC d/b/a Benzinga (“Benzinga”) for tortious interference with prospective business expectancy and defamation in connection with the republishing of Capybara’s defamatory article. As of March 21, 2024, FingerMotion has entered into a settlement agreement with Benzinga, facilitating the removal of references to Capybara’s article from Benzinga’s website and dismissing Benzinga from the lawsuit.

“We are gratified to reach this milestone in our legal action against Capybara Research and coming to a settlement with Benzinga,” stated FingerMotion CEO Martin Shen. “This is however, only the first step in our drive to fully redress the damage caused by this false and malicious article. We remain committed to pursuing our federal lawsuit until a final judgment has been reached.”

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated March 25, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: March 25, 2024	By:	/s/ Martin J. Shen
Martin J. Shen
CEO and Director